SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                 Quantech Ltd.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                  QUANTECH LTD.

                             1419 Energy Park Drive
                            St. Paul, Minnesota 55108
                            Telephone (651) 647-6370
                               Fax (651) 647-6369
                           Web Page: www.biosensor.com
                              --------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 1999

                              --------------------

TO THE SHAREHOLDERS OF QUANTECH LTD.

     Please take notice that the Annual Meeting of Shareholders of Quantech Ltd. (the "Meeting") will be held, pursuant to due call by the Board of Directors of the Company, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota on Wednesday, December 1, 1999, at 3:30 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1.  To elect two (2) Class 1 directors for a term of three years;

     2. To increase the number of shares reserved for issuance under the 1998 Stock Option Plan;

     3. To transact any other business as may properly come before the Meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on October 22, 1999, will be entitled to vote at the Meeting or any adjournments thereof.

     A Proxy for the Meeting is enclosed herewith. You are requested to fill in and sign the Proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.





     St. Paul, Minnesota                             Robert Case
     October 27, 1999                                Chief Executive Officer

                                  QUANTECH LTD.

                             1419 Energy Park Drive
                            St. Paul, Minnesota 55108
                            Telephone (651) 647-6370
                               Fax (651) 647-6369
                           Web Page: www.biosensor.com
                              --------------------

                                 PROXY STATEMENT

                              --------------------

                Annual Meeting of Shareholders - December 1, 1999

                  INFORMATION CONCERNING SOLICITATION OF VOTING

     This Proxy Statement is furnished by the Board of Directors of Quantech Ltd. (the "Company") in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Wednesday, December 1, 1999, at 3:30 p.m. Central Time, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED AND IN FAVOR OF THE DIRECTOR NOMINEES LISTED HEREIN. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to shareholders on or about October 27, 1999.

     The close of business on October 22, 1999 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 3,528,052 shares of common stock, no par value (the "Common Stock"), 1,621,797 shares of Series A convertible preferred stock (the "Series A Preferred Stock") convertible into Common Stock at the rate of four shares of Common Stock for each share of Series A Preferred Stock (6,487,188 Common equivalent shares), and 1,381,667 shares of Series B convertible preferred stock (the "Series B Preferred Stock") convertible into Common Stock at the rate of one share of Common Stock for each share of Series B Preferred Stock. On all matters which will come before the Meeting, each shareholder or his or her proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record or had rights to acquire pursuant to Series A Preferred Stock and Series B Preferred Stock on the record date.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by: (I) delivering to the principal office of the Company a written notice of revocation; or (II) filing with the Company a duly executed Proxy bearing a later date. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AND EXECUTIVE MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 15, 1999: (I) by each of the executive officers of the Company named in the Summary Compensation Table;
(II) by each director and director nominee; (III) by all current directors and executive officers of the Company as a group; and (IV) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                  Number of Shares       Percent of Shares
Officers and Directors(1)         Beneficially Owned     Beneficially owned(11)
--------------------------------  ------------------     ----------------------

Robert Case                          611,933 (2)                  5.1%
Gregory G. Freitag                   567,655 (3)                  4.8%
Thomas R. Witty                      110,000 (4)                  1.0%
Robert W. Gaines, M.D.             2,022,852 (5)                 15.7%
James F. Lyons                       920,408 (6)                  7.9%
Richard W. Perkins                   127,500 (7)                  1.1%
Edward E. Strickland                 768,443 (8)                  6.7%

All directors and executive
officers as a group (7 persons)    5,128,791 (9)                 35.3%


5% Shareholders
------------------------------

David S. Goldsteen, M.D.             580,630(10)                  5.1%


(1) The address of such persons is 1419 Energy Park Drive, St. Paul, Minnesota 55108.
(2) Includes 562,981 shares purchasable upon exercise of options and warrants that are currently exercisable, and 48,952 shares issuable upon conversion of Series A Preferred Stock.
(3) Includes 551,428 shares purchasable upon exercise of options and warrants that are currently exercisable, and 15,952 shares issuable upon conversion of Series A Preferred Stock.
(4) Includes 110,000 shares purchasable upon exercise of options that are currently exercisable.
(5) Includes 175,000 shares purchasable upon exercise of a warrant that is currently exercisable, and 47,852 shares issuable upon conversion of Series A Preferred Stock. Also includes 454,545 shares and 1,345,455 shares purchasable upon exercise of a warrant that is currently exercisable held by Millennium Medical Systems of which entity Dr. Gaines is the sole owner.

(6) Includes 187,688 shares purchasable upon exercise of options and warrants that are currently exercisable, 562,720 shares issuable upon conversion of Series A Preferred Stock, and 150,000 shares issuable upon conversion of Series B Preferred Stock.
(7) Includes 52,500 shares purchasable upon exercise of options and warrants that are currently exercisable and 60,000 shares issuable upon conversion of Series B Preferred Stock.
(8) Includes 123,435 shares that may be purchased upon exercise of options and warrants that are currently exercisable, and 334,980 shares issuable upon conversion of Series A Preferred Stock. Also includes 5,000 shares and 6,380 shares that may be purchased upon exercise of options and warrants that are currently exercisable, 118,648 shares issuable upon conversion of Series A Preferred Stock and 150,000 shares issuable upon conversion of Series B Preferred Stock held by the Strickland Family Limited Partnership of which entity Mr. Strickland is a general partner.
(9) Includes 1,763,032 shares purchasable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of the record date, 1,010,456 shares issuable upon conversion of Series A Preferred Stock and 210,000 shares issuable upon conversion of Series B Preferred Stock. Also includes 5,000 shares and 6,380 shares that may be purchased upon exercise of warrants that are currently exercisable, 118,648 shares issuable upon conversion of Series A Preferred Stock and 150,000 shares issuable upon conversion of Series B Preferred Stock held by the Strickland Family Limited Partnership of which entity Mr. Strickland is a general partner. Also includes 454,545 shares and 1,345,455 shares that may be purchased upon exercise of a warrant that is currently exercisable held by Millennium Medical Systems of which entity Dr. Gaines is sole owner.
(10) Includes 51,038 shares purchasable upon exercise of warrants that are currently exercisable, and 359,088 shares issuable upon conversion of Series A Preferred Stock. Dr. Goldsteen's address is IDS Center, Suite 2332, 80 South 8th Street, Minneapolis, MN 55402.
(11) Common Shares that may be obtained upon conversion of Series A and Series B Preferred Stock are included in the outstanding Common Stock for the purposes of this table.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General

     The Company's Bylaws provide that the Board of Directors consist of three or more persons and be divided into three classes of directors of as nearly equal size as possible. Directors are elected for a term of three years and the terms are staggered so that the class of directors whose term expires is elected each year by the shareholders of the Company. There are currently four persons serving as directors. The Company is proposing that two directors be elected at the Meeting to serve as Class 1 directors with a term of three years expiring in 2002, or until their successors are elected and qualified. The Board of Directors has nominated for election Mr. Robert Case and Dr. Robert W. Gaines. Mr. Case is currently a Class 1 director of the Company. If Mr. Case and Dr. Gaines are both elected, the number of directors would increase to five persons.

Board Recommendation

     The Board of Directors recommends that the nominees, Mr. Case and Dr. Gaines, be elected as Class 1 directors to hold office for a term of three years and until their successors are duly elected and qualified.

Proxies and Voting

     Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees. The affirmative vote of the greater of
(I) a majority of shares of Common Stock present and entitled to vote at the Meeting or (II) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting is necessary to elect the nominees. A shareholder submitting a Proxy may vote for the nominees for election to the Board of Directors or may withhold his or her vote. The nominees, Mr. Case and Dr. Gaines, have consented to being named as nominees. Should Mr. Case or Dr. Gaines become unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. The Company's Articles of Incorporation prohibit cumulative voting.

         Nominees, Directors and Executive Officers

         Class 1 Nominees (Term Expiring 2002)

         Robert Case, age 55, has been Chief Executive Officer since June 1997 and a director of the Company since October 1996. He founded Case + Associates, Inc. in 1978 and has been its President since such time. Case + Associates is a leading consultant in the research, design, development and engineering of medical products. Its consulting activities include work for major multinational, as well as development stage, medical companies in the design of products from diagnostic instrumentation and implantable devices to surgical instruments. He has served as a Chairman of the Industrial Designers Society of America, and was a member of its national Board of Directors. Mr. Case has also been a long-time member of the Biomedical Marketing Association. In addition, Mr. Case conducts both U.S. and European seminars in product definition and development for Frost & Sullivan, the Society of Plastics Engineers, the Society for the Advancement of Medical Packaging Institute and Northwestern University. His educational background includes product design, engineering and marketing at Syracuse University, the Illinois Institute of Technology and DePaul University.

         Robert W. Gaines, Jr., M.D., age 57, has been a Professor of Orthopaedic Surgery and Director of Pediatric Orthopaedics and Spine Surgery at the University of Missouri School of Medicine since 1989. Dr. Gaines is extensively published with over 100 articles, papers, chapters in books, and professional exhibits, and has presented over 100 lectures as a visiting scholar. He is also active in public and community service activities including efforts to improve orthopaedic health care for children. Dr. Gaines received his M.D. from Duke University.

         Class 2 Directors (Term Expiring 2000)

         Richard W. Perkins, age 68, has been a director of the Company since September 1995. Since 1985, Mr. Perkins has been President, Chief Executive Officer and a director of Perkins Capital Management, Inc., Wayzata, Minnesota. Prior thereto he was a Senior Vice President of Piper Jaffray Inc., Minneapolis, Minnesota. He is also a director of Bio-Vascular, Inc., Eagle Pacific Industries, Inc., iNTELEFILM Corporation, Lifecore Biomedical, Inc., Nortech Systems, Inc., CNS, Inc, and Vital Images, Inc.

         Edward E. Strickland, age 72, has been a director of the Company since September 1995. Mr. Strickland has been an independent financial consultant for more than seven years. From October 1990 to January 1991, he performed the duties of Chief Executive Officer while serving on the Executive Committee of the Board of Directors of Reuter, Inc. where he currently serves as a director. Mr. Strickland also serves as a director of Bio-Vascular, Inc., Hector Communications Corp., and Communication Systems, Inc.

         Class 3 Director (Term Expiring 2001)

         James F. Lyons, age 69, has been Chairman of the Board of the Company since June 1997, and a director of the Company since September 1995. From September 1993 through October 1994, when he retired, Mr. Lyons was Chief Executive Officer of Bio-Vascular, Inc., a cardiovascular medical products company. From 1978 through 1990, Mr. Lyons was President and Chief Executive Officer of Bio-Medicus, Inc., a cardiovascular medical products company. Mr. Lyons was also a director and Chairman of the Board from 1991 through 1996 of AVECOR Cardiovascular Inc. and was a director of ATS Medical, Inc., Bio-Vascular, Inc. and Spine-Tech, Inc.

Executive Officers

         Gregory G. Freitag, age 37, has been Chief Operating Officer of the Company since June 1997, and Chief Financial Officer and Secretary of the Company since December 1995. From 1987 until joining the Company, Mr. Freitag was a lawyer with the Minneapolis, Minnesota law firm of Fredrikson & Byron, P.A. As a shareholder with Fredrikson & Byron he practiced in the corporate, securities and merger and acquisition areas of law. Mr. Freitag has his J.D. and CPA, has served on securities advisory committees to the Minnesota Commissioner of Commerce, is included in the Minnesota Business Guide to Law & Leading Attorneys, and received from City Business its "40 Under 40" award recognizing Mr. Freitag as one of the Twin Cities' next generation of business and community leaders.

         Thomas R. Witty, Ph.D., age 52, was an Organizational and Program Management Consultant to Quantech Ltd. from August 1997 until October 1997 when he joined Quantech as Vice President of Research and Development. Dr. Witty has been Executive Vice President of Research and Development since September 1999. Dr. Witty has over 24 years of experience in the field of medical diagnostics. Dr. Witty has had senior program management responsibilities for clinical instrument systems while at Rohm and Haas, Becton Dickinson, Sanofi and ICN Pharmaceuticals. In addition, he was a key contributor to the development of a near patient diagnostic system at Biocircuits and was on the Board of Directors of SeaLite Sciences, a small biotechnology company. In these roles, Dr. Witty has led over 20 products to market through clinical trials and the FDA. Dr. Witty received his Doctor of Philosophy in Medicinal Chemistry from Purdue University and his Bachelor of Arts degree with honors in chemistry from Macalester College in St. Paul, Minnesota. Further academic training was completed under an NIH Fellowship at the University of Illinois and as a Professor at Colorado State University.

Director Compensation

         The Company does not currently compensate its directors. The Company has, however, granted options to its directors from time to time. The 1998 Stock Option Plan provides that non-employee directors will be granted an option to purchase 10,000 shares upon election to the Board and an option to purchase 2,500 shares after each shareholders meeting if the director is re-elected or his term of office continues after such shareholders meeting. The Board may also grant additional options at its discretion.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to, or earned by, the Chief Executive Officer of the Company and to all executive officers whose compensation exceeded $100,000 for fiscal 1999.

                                                                                   Long-Term
                                                                                  Compensation
                                                 Annual Compensation                 Awards
                                          -----------------------------------     -------------
                                                                    Other
                                                                    Annual                         All Other
                                                                    Compen-       Securities         Compen-
Name and                       Fiscal      Salary      Bonus        sation        Underlying         sation
Principal Position              Year        ($)         ($)          ($)          Options (#)         ($)
---------------------------    -------    ---------    -------    -----------     -------------    ----------
Robert Case,                   1999       $82,500        0            0             525,000            0
CEO                            1998          $0          0            0             102,500            0
                               1997          $0          0            0              12,500            0

Gregory G. Freitag,            1999       $128,750       0            0             510,000            0
COO, CFO                       1998       $125,000       0            0             115,000            0
                               1997       $125,000       0            0                0               0

Thomas R. Witty, Ph.D.,        1999       $128,750       0            0             140,000            0
Executive VP of R&D            1998        $93,750       0        $33,000(1)         50,000            0
                               1997          0           0            0                0               0
------------------------

(1) Other Annual Compensation for Mr. Witty consisted of amounts paid for consulting services before he became a Quantech employee.

Option/SAR Grants During 1999 Fiscal Year

      The following table provides information related to options granted to the named executive officers during fiscal 1999. The Company has not granted any stock appreciation rights.

                                                Individual Grants
-------------------------------------------------------------------------------------------------------
                        Number of Securities    Percent of Total
                             Underlying           Options/SARs
                            Options/SARs           Granted to         Exercise or
                              Granted             Employees in         Base Price        Expiration
Name                            (#)               Fiscal Year           ($/Share)           Date
----------------------- ---------------------   -----------------    -------------    -----------------
Robert Case                 400,000 (1)               28.7%              $0.75         October 7, 2003
Robert Case                 125,000 (2)                9.0%              $1.50          April 2, 2004
Gregory G. Freitag          385,000 (3)               27.6%              $0.75         October 7, 2003
Gregory G. Freitag          125,000 (4)                9.0%              $1.50          April 2, 2004
Thomas R. Witty              40,000 (5)                2.9%              $0.75         October 7, 2003
Thomas R. Witty             100,000 (6)                7.2%              $1.50          April 2, 2004
------------------------

(1) Such option is an incentive stock option and is immediately exercisable.
(2) Such option is an incentive stock option with 41,667 shares immediately exercisable, 41,667 shares exercisable on April 2, 2000, and 41,666 shares exercisable on April 2, 2001.
(3) Such option is an incentive stock option and is immediately exercisable.
(4) Such option is an incentive stock option with 41,667 shares immediately exercisable, 41,667 shares exercisable on April 2, 2000, and 41,666 shares exercisable on April 2, 2001.

(5) Such option is an incentive stock option with 26,667 shares immediately exercisable and 13,333 shares exercisable on October 7, 2000.
(6) Such option is an incentive stock option with 33,333 shares immediately exercisable, 33,334 shares exercisable on April 2, 2000, and 33,333 shares exercisable on April 2, 2001.

Option Exercises and Value of Options at End of Fiscal 1999

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options.

                                                Number of Unexercised
                    Shares                      Securities Underlying              Value of Unexercised
                    Shares                         Options at End                 In-the-Money Options
                   Acquired                        of Fiscal 1999              at End of Fiscal 1999 (1)
                      on          Value      -----------------------------    -------------------------------
 Name              Exercise     Realized     Exercisable     Unexercisable    Exercisable      Unexercisable
---------------    ---------    ---------    -----------     -------------    -----------      --------------
Robert Case           0           N/A         556,667           83,333         $300,000             N/A
Gregory G.
Freitag               0           N/A         541,667           83,333         $288,750             N/A
Thomas R.
Witty                 0           N/A         110,000           80,000          $20,000           $10,000
------------------------

(1) Value based on market value of the Company's Common Stock on June 30, 1999 ($1.50 per share closing price) less the exercise price.

Compensation Arrangements

      In December 1997, the Company entered into "at will" employment agreements with Mr. Case and Mr. Freitag (the "Employment Agreements"). Mr. Case's employment agreement provides that if his employment is terminated by the Company due to a sale of substantially all of the assets of the Company or a change in the control of more than 50% of the Company's Capital Stock by an acquiring party, he would receive a lump-sum payment of $150,000. Mr. Freitag's employment agreement provides for a base salary of $125,000 per year, which was increased to $144,000 per year on July 1, 1999, and further provides that if his employment is terminated by the Company "without cause" he would receive six months' salary, except in the event his employment is terminated as a result of a sale of substantially all of the assets of the Company or a change in the control of more than 50% of the Company's Common Stock by an acquiring party he would receive a lump-sum payment of one year's salary and bonus.

Certain Transactions

      In March 1998, the Company issued warrants to purchase 60,000 and 15,000 shares of its Common Stock to James F. Lyons and Edward E. Strickland, respectively, directors of the Company, as compensation for the guarantee of a $500,000 bank loan to the Company. The warrants have an exercise price of $0.75 per share. The amount under such loan was increased by $250,000 in August 1998 and such directors received additional options in September 1998 to purchase an aggregate of 75,000 shares of Common Stock at $1.13 per share for their extension of the guarantee to this amount. In April 1998, the Company issued a warrant to purchase 2,500 shares of its Common Stock to Gregory G. Freitag, the Company's COO and CFO, as compensation for providing short term loans to the Company on several occasions during 1997 and 1998. The warrant has an exercise price of $1.49 per share.

      In November 1998, Quantech issued a warrant to purchase 1,800,000 shares of Common Stock to Millennium Medical Systems, of which entity Dr. Robert W. Gaines, a Director Nominee of the Company, is sole owner, in exchange for engineering development work. The warrant has an exercise price of $1.10 per share and can be exercised any time before November 13, 2003.

      In September 1999, Quantech sold a warrant to purchase 175,000 shares of Common Stock to Dr. Robert W. Gaines, a Director Nominee of the Company, for $10,000. The warrant has an exercise price of $1.25 per share and can be exercised any time before September 9, 2004.

                                  PROPOSAL TWO

    INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER THE 1998 STOCK OPTION PLAN

      The 1998 Stock Option Plan (the "Plan") was adopted by the Quantech Board of Directors in April 1998 and approved by Quantech shareholders at the 1998 annual meeting. Two million shares of Quantech common stock were reserved for issuance upon exercise of options granted under the Plan. Outstanding options for the purchase of up to 2,057,912 shares of Common Stock have been granted under the Plan of which 1,552,920 have vested. Messrs. Lyons, Perkins, Strickland, Case and Freitag have agreed not to exercise options in the aggregate amount of 385,000 shares until sufficient shares have been reserved for issuance under the Plan. In September 1999, the Quantech Board of Directors increased the number of shares reserved for issuance under the Plan to 4,000,000 shares subject to approval by Quantech shareholders at the 1999 annual meeting.

      The purpose of the Plan is to promote the success of Quantech and its subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts Quantech's success will depend to a large degree. The additional reserved shares would improve Quantech's ability to attract and retain the personnel needed to complete its product development, begin manufacturing and distribution, and establish Quantech's business operations.

      Under the Plan, all employees, officers and directors (including Non-Employee Directors) of Quantech or a subsidiary, and consultants and advisors who perform bona fide services for Quantech or a subsidiary, provided such services are not in connection with the offer or sale of securities in a capital raising transaction, are eligible to receive stock options. As of October 15, 1999 Quantech had approximately 24 officers and employees, four nonemployee directors and seven consultants and advisors. Quantech intends to grant options which qualify as incentive stock options ("ISOs") under section 422 of the Internal Revenue Code, as well as nonqualified stock options ("NSOs"). The Plan is administered by the Board of Directors or by a Committee appointed by the Board (referred to as the "Administrator") which selects the individuals to whom options will be granted, the number of shares subject to each option and the exercise price and terms and conditions of each option. If any options granted under the Plan expire or are terminated prior to being exercised in full, then the unexercised portion of such options will once again be available for additional option grants.

      The exercise price for ISOs cannot be less than 100% of the fair market value of the Common Stock per share on the date the option is granted, and, in the case of ISOs granted to holders of more than 10% of the voting power of the Company, not less than 110% of such fair market value. The term of an option cannot exceed 10 years, and the term of an ISO granted to a holder of more than 10% of the voting power of the Company cannot exceed five years. The exercise price for NSOs is generally 100% of the fair market value of the Common Stock per share on the date the option is granted unless otherwise determined by the Administrator, provided that the exercise price is not less than 85% of the fair market value of the Common Stock per share on the date granted. The market value of the Company's Common Stock was $1.22 per share on October 15, 1999.

      Non-Employee Directors of the Company are granted upon election an option to purchase 10,000 shares of Common Stock at a price per share equal to 100% of the fair market value of the Common Stock on such date. One-third of such options are exercisable immediately, with one-third becoming exercisable on each of the second and third anniversaries of the date of grant. After each shareholders meeting, if the director is re-elected or his term of office continues after such shareholders meeting, each Non-Employee Director is granted an option to purchase 2,500 shares of the Common Stock at an exercise price per share equal to 100% of the fair market value of the Common Stock on such date. These options are immediately exercisable.

         The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, (i) no such revision or amendment shall impair the terms and conditions of any outstanding option to the material detriment of the Optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company and (ii) the Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive options, (c) decrease the price at which options may be granted or (d) materially increase the benefits accruing to optionees under the Plan.

      Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as a capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

      Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under
Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

      The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                                                            Total Number of
      Name and Position or Group                          Options Received (1)
      --------------------------                          --------------------

      Robert Case, CEO                                           640,000
      Gregory G. Freitag, COO and CFO                            625,000
      Thomas R. Witty, Ph.D., Executive VP of R&D                140,000
      Current Executive Officer Group                          1,405,000
      Current Non-executive Officer Director Group               317,500
      Current Non-executive Officer Employee Group               322,912

      (1)This table reflects only the total stock options granted as of October 15, 1999, without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Administrator or the non-employee director's reelection to the Board, the future benefits or amounts that may be received by these individuals or groups under the Plan cannot be determined at this time.

Board Recommendation and Shareholder Vote Required

     The Board of Directors recommends a vote FOR the increase in shares reserved for issuance under the 1998 Stock Option Plan. Approval of the increase in shares reserved for issuance under the 1998 Stock Option Plan requires the affirmative vote of the greater of (I) a majority of the number of shares of Common Stock present and entitled to vote at the Meeting or (II) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its office located at 1419 Energy Park Drive, St. Paul, Minnesota 55108 on or before June 29, 2000 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Also, if a shareholder proposal intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after September 12, 2000, then management named in the Company's proxy form for the 2000 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                  OTHER MATTERS

Board of Directors and Committees

     The Board of Directors held five meetings during the fiscal year ended June 30, 1999. Each director attended all of these meetings. The directors also meet informally from time to time to discuss issues concerning the Company and take action through unanimous written consent. The Company has Audit and Compensation Committees, but does not have a Nominating Committee of the Board of Directors.

     The Audit Committee is comprised of directors Perkins, Lyons and Strickland with Mr. Strickland as Chairman. The Audit Committee has the responsibility of selecting Quantech's independent auditors and communicating with such auditors on matters of auditing and accounting. The Audit Committee met once during the fiscal year ended June 30, 1999 and all members were present.

     The Compensation Committee is also comprised of directors Perkins, Lyons and Strickland with Mr. Lyons as Chairman. The Compensation Committee has the responsibility of reviewing on an annual basis all officer compensation and administering any employee options and plans related thereto. The Compensation Committee met three times during the fiscal year ended June 30, 1999 and all members were present. The Compensation Committee also meets informally to discuss compensation issues and takes action through unanimous written consent.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied except with respect to Mr. Strickland who filed one Form 4 late reporting one transaction.

Independent Auditors

      McGladrey & Pullen, LLP served as the Company's independent auditors for the fiscal year ended June 30, 1999 and has been selected to serve for the current year. Representatives of McGladrey & Pullen, LLP will be present at the Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from shareholders.

Form 10-KSB

      The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999, as filed with the Securities and Exchange Commission, including the Financial Statements. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Gregory Freitag, Chief Financial Officer, at the Company's principal address.

Other Business

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the matters presented, shareholders may vote in favor of the item, against the item or abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy on which no direction is specified will be voted in favor of each of the matters to be considered.

     The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the persons named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.


Dated: October 27, 1999                                 Robert Case
                                                        Chief Executive Officer

                                  Quantech Ltd.
                    ----------------------------------------

                  PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 1, 1999
               --------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert Case and Gregory G. Freitag, officers of the Company, with full power of substitution, his or her Proxy to represent and vote, as designated below, all shares of Quantech Ltd. registered in the name of the undersigned, with the powers the undersigned would possess if personally present at the Company's 1999 Annual Meeting of Shareholders to be held on Wednesday, December 1, 1999, at 3:30 p.m. Central Time, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at any adjournment thereof, hereby revoking all proxies previously given with respect to the meeting.

     The Board of Directors recommends that you vote "FOR" each proposal

1.   ELECT ROBERT CASE AS A CLASS 1 DIRECTOR OF THE COMPANY:

     [ ]   FOR nominee            [ ]   WITHHOLD AUTHORITY to vote for nominee

     ELECT DR. ROBERT W. GAINES AS A CLASS 1 DIRECTOR OF THE COMPANY:

     [ ]   FOR nominee            [ ]   WITHHOLD AUTHORITY to vote for nominee

2. INCREASE BY 2,000,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1998 STOCK OPTION PLAN:

     [ ]  FOR                     [ ]  AGAINST               [ ]  ABSTAIN

3.   OTHER MATTERS:  In their discretion, the appointed Proxies are

     [ ]  Authorized              [ ]  Not Authorized

     to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS #1 AND #2 AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #3.

     Dated: October 27, 1999         __________________________________________

                                     __________________________________________
                                     PLEASE DATE AND SIGN ABOVE exactly as
                                     name(s) appear at the left. Executors,
                                     administrators, trustees, guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.

                                  QUANTECH LTD.

                             1998 STOCK OPTION PLAN
                        (as amended on December 1, 1999)


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (b) The "Company" shall mean Quantech Ltd., a Minnesota corporation.

         (c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any Subsidiary.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the Quantech 1998 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in this Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and, provided further, that Non-Employee Directors will be granted options pursuant to Section 11 of this Plan without any further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under Section 9 of this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Four Million (4,000,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such

Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to purchase 10,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable to the extent of 3,334 shares subject to such option and to the extent of an additional 3,333 and 3,333 shares on each of the first and second anniversaries, respectively, of the date of grant.

         (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,500 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

         (c) General. No director shall receive more than one option pursuant to subsection (b) of this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.


                                   SECTION 12.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

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

         Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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


                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

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



                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period


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